AV Homes, Inc. Announces Third Quarter Results
Strong Revenue Growth Drives Improved Results

Scottsdale, AZ (November 6, 2013) - AV Homes, Inc. (Nasdaq: AVHI), a developer and builder of active adult and conventional home communities in Arizona, Florida and North Carolina, today announced results for its third quarter ended September 30, 2013. AV Homes reported third quarter revenue of $35.0 million, a 22% increase from $28.7 million in the third quarter of 2012. Net loss to stockholders for the third quarter of 2013 improved to $1.9 million, from a loss of $11.6 million in the third quarter of 2012.

For loss per share calculation purposes, net loss attributable to common stockholders in the third quarter of 2013 was $13.8 million, or $0.86 per share, which includes a reduction of $11.9 million, or $0.74 per share, for deemed dividends related to the recognition of a beneficial conversion feature embedded in the convertible preferred stock issued in connection with the $135 million investment made by TPG in June. This non-cash item was recorded in accordance with ASC 470-20 and has no net impact on total stockholders’ equity or book value. This compares to a net loss attributable to common stockholders of $11.6 million, or $0.92 per share, in the third quarter of 2012.

President and Chief Executive Officer Roger A. Cregg said the Company continues to generate momentum on its strategy to increase revenues, improve gross margins, leverage its overhead expense and expand its geographic footprint. “Despite the slower market conditions the industry experienced in the third quarter as a result of the higher mortgage rates, increasing home prices and the political uncertainty in Washington, our order rates improved over the prior year on fewer community counts,” Cregg said.

The increase in revenue for the third quarter of 2013 compared to the prior year period was driven by strong volume increases and improved pricing. During the third quarter of 2013, the Company closed on 147 homes, a 79% increase from the 82 homes closed during the third quarter of 2012. The dollar value of the closings reported in the third quarter of 2013 increased 83% to $31.9 million, from $17.4 million during the third quarter of 2012 as the average unit price per closing rose to $217,000 from $212,000 in the third quarter of 2012.

The number of new housing contracts signed, net of cancellations, during the three months ended September 30, 2013 increased 5% to 104 units, compared to 99 units during the same period in 2012. The dollar value of the contracts signed during the third quarter increased 6% to $26.2 million, compared to $24.6 million during the same period one year ago. The backlog of homes under contract but not yet closed at

September 30, 2013 increased 17% to 233 units, representing a dollar volume of $58.2 million, compared to 200 units with a dollar volume of $48.5 million at September 30, 2012.

During the three months ended September 30, 2013, the Company reported $0.7 million in revenue from the sale of commercial, industrial and other land, which generated $0.6 million in operating income to the Company compared to $8.7 million in revenue and $0.4 million in operating income during the third quarter of 2012.

During the third quarter 2013, the Company recorded two non-recurring items. The Company changed its plans to sell certain assets in Florida resulting in a reclassification of the assets from held for sale to land held and used. Accordingly, a $0.9 million credit was recorded to reverse the previous impairment charge. Secondly, the Company made a correction to the amount of interest that was capitalized, resulting in an additional $1.6 million of capitalized interest recorded in the third quarter 2013 that related to prior quarters in 2013.

Results for the Nine Months ended September 30, 2013
For the nine-month period ended September 30, 2013, the Company reported a net loss to common stockholders of $11.3 million, on revenues of $89.7 million, compared to a net loss to common stockholders of $31.4 million, on revenues of $74.3 million for the nine months ended September 30, 2012.

For loss per share calculation purposes, the 2013 year to date net loss attributable to common stockholders was $23.2 million, or $1.67 per share, which includes the reduction of $11.9 million, or $0.85 per share, for deemed dividends related to the recognition of a beneficial conversion embedded in the convertible preferred stock issued in connection with the $135 million investment made by TPG in June. This compares to a loss attributable to common shareholders of $31.4 million, or $2.50 per share, in the third quarter 2012.

During the nine months ended September 30, 2013, the Company reported 310 home closings, a 52% increase from the 204 homes closed during the first nine months of 2012, and a corresponding increase in the dollar volume of closings during the nine months of 2013 to $71.8 million, a 58% increase from $45.5 million in the same period of 2012. For the nine month period ended September 30, 2013, the average unit price per closing increased 4% to $232,000, from $223,000 as reported for the same period one year ago.

For the nine-month period ended September 30, 2013, the Company reported 358 new housing contracts signed, net of cancellations, a 17% increase over the 306 contracts signed during the nine months ended September 30, 2012. The dollar value of the contracts signed during the first nine months of 2013 increased 19% to $86.1 million as compared to $72.4 million in the same period of 2012.

For the nine-month period ended September 30, 2013, the Company reported revenue from the sale of commercial, industrial and other land of $9.6 million, generating $4.2 million in operating income, compared to $20.8 million of revenue and $5.2 million of operating income in the same period during 2012.

The Company will hold a conference call and webcast on Thursday, November 7, 2013 to discuss its third quarter financial results. The conference call will begin at 8:30 a.m. EST. The conference call can be accessed live over the telephone by dialing (877) 643-7158 or for international callers by dialing (914) 495-8565; please dial-in 10 minutes before the start of the call. A replay will be available on November 7, 2013 at 11:30 a.m. and can be accessed by dialing (855) 859-2056 or for international callers by dialing (404) 537-3406; the conference ID is 94193835. The replay will be available until November 14, 2013. In order to access the live webcast, please go to the Investors section of AV Homes’ website at www.avhomesinc.com and click on the webcast link that will be made available. A replay will be available shortly after the original webcast.

AV Homes, Inc. is engaged in homebuilding, community development and land sales in Florida, Arizona and North Carolina. Its principal operations are conducted near Orlando, Florida, Phoenix, Arizona and Raleigh, North Carolina markets. The Company builds communities that serve active adults 55 years and older and people of all ages. AV Homes common shares trade on NASDAQ under the symbol AVHI.

This news release, the conference call and the webcast contain "forward-looking statements" within the meaning of the U.S. federal securities laws, which statements may include information regarding the plans, intentions, expectations, future financial performance, or future operating performance of AV Homes, Inc. Forward-looking statements are based on the expectations, estimates, or projections of management as of the date of this news release, the conference call and the webcast. Although our management believes these expectations, estimates, or projections to be reasonable as of the date of this news release, the conference call and the webcast, forward-looking statements are inherently subject to significant business risks, economic and competitive uncertainties, or other contingencies which could cause our actual results or performance to differ materially from what may be expressed or implied in the forward-looking statements. Important factors that could cause our actual results or performance to differ materially from our forward-looking statements include those set forth in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2012, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013 and in our other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. AV Homes disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

Investor Contact:

Mike Burnett
480-214-7408
m.burnett@avhomesinc.com

AV HOMES, INC. AND SUBSIDIARIES
Consolidated Statements of Operations and Comprehensive Income (Loss)
For the nine and three months ended September 30, 2013 and 2012
(unaudited)
(Dollars in thousands except per share amounts)

	Nine Months		Three Months
	2013	2012	2013	2012
Revenues
Real estate revenues
Homebuilding	$79,420	$52,645	$34,167	$19,673
Commercial and industrial and other land sales	9,556	20,753	674	8,696
Other real estate	496	367	57	157
Total real estate revenues	89,472	73,765	34,898	28,526
Interest income	130	95	96	32
Other	73	468	5	94
Total revenues	89,675	74,328	34,999	28,652

Expenses
Real estate expenses
Homebuilding	78,515	60,119	32,725	21,456
Commercial and industrial and other land sales	5,352	15,592	95	8,142
Other real estate	2,654	3,344	1,255	102
Total real estate expenses	86,521	79,055	34,075	29,700
Impairment charges (reversal of impairment charges)	(925)	7,364	(970)	3,784
Loss on extinguishment of debt	—	1,144	—	1,144
General and administrative expenses	11,882	10,296	3,885	3,633
Interest expense	2,515	6,256	(1,020)	1,903
Total expenses	99,993	104,115	35,970	40,164
Loss from unconsolidated entities	(84)	(117)	(7)	(38
Loss before income taxes	(10,402)	(29,904)	(978)	(11,550)
Income tax (expense) benefit	—	—	—	—
Net loss and comprehensive loss	(10,402)	(29,904)	(978)	(11,550)
Net income (loss) attributable to non-controlling interests in consolidated entities	899	1,475	899	33
Net loss and comprehensive loss attributable to AV Homes stockholders	$(11,301)	$(31,379)	$(1,877)	$(11,583)

Reconciliation of net loss to loss attributable to common stockholders
Net loss	$(11,301)	$(31,379)	$(1,877)	$(11,583)
Deemed dividend related to beneficial conversion feature of convertible preferred stock (see Note A and Note J for additional information)	(11,894	—	(11,894)	—
Loss attributable to AV Homes common stockholders	$(23,195)	$(31,379)	$(13,771)	$(11,583)

Basic and Diluted Loss Per Share	$(1.67)	$(2.5)	$(0.86)	$(0.92)

AV HOMES, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
For the nine months ended September 30, 2013 and 2012
(unaudited)
(Dollars in thousands)

	Nine Months
	2013	2012
OPERATING ACTIVITIES
Net loss (including net gain or loss attributable to non-controlling interests)	$(10,402)	$(29,904)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,064	3,522
Amortization of stock-based compensation	976	1,113
Impairment of land and other inventories	(925	7,364
Loss on extinguishment of debt	—	1,144
Loss from unconsolidated entities	84	117
Loss from disposal of assets	22	—
Changes in operating assets and liabilities:
Restricted cash	334	2,788
Receivables, net	406	340
Income tax receivable	1,293	—
Land and other inventories	(32,071)	(6,194)
Assets held for sale	(1,228	8,028
Prepaid expenses and other assets	744	(1,116
Accounts payable, estimated development liability, and accrued and other liabilities	5,298	(814
Customer deposits and deferred revenues	2,310	188
NET CASH USED IN OPERATING ACTIVITIES	(31,095)	(13,424)

INVESTING ACTIVITIES
Investment in property and equipment	(856)	(3,466)
Return of capital from unconsolidated entities	—	13
Investment in unconsolidated entities	(99)	(98)
NET CASH USED IN INVESTING ACTIVITIES	(955)	(3,551)

FINANCING ACTIVITIES
Issuance of common shares	35,805	—
Issuance of preferred shares	92,042	—
Debt issuance costs		(1,683)
Contributions from consolidated joint venture partner	596	294
Distributions to consolidated joint venture partner	(7)	(1,785)
Payment of withholding taxes related to restricted stock and units withheld	(34)	(445)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	128,402	(3,619)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	96,352	(20,594)
Cash and cash equivalents at beginning of period	79,815	124,316
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$176,167	$103,722

Non-cash transaction:
Transfer from assets held for sale to land and other inventories and property and equipment	6,341
Beneficial conversion feature (deemed dividend)	11,894
Common stock issued for conversion of preferred stock	92,042

AV HOMES, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(Dollars in thousands except per share amounts)

	September 30, 2013	December 31, 2012
Assets	(unaudited)
Cash and cash equivalents	$176,167	$79,815
Restricted cash	4,348	4,682
Land and other inventories	204,040	171,044
Receivables, net	6,324	6,730
Income tax receivable	—	1,293
Property and equipment, net	38,431	36,661
Investments in and notes receivable from unconsolidated entities	1,235	1,220
Prepaid expenses and other assets	10,033	10,777
Assets held for sale	23,877	25,649
Total Assets	$464,455	$337,871
Liabilities and Equity

Liabilities
Accounts payable	8,927	4,656
Accrued and other liabilities	13,738	12,978
Customer deposits and deferred revenues	4,295	1,985
Estimated development liability for sold land	33,241	32,974
Notes payable	105,402	105,402
Total Liabilities	$165,603	$157,995

Contingent convertible cumulative redeemable preferred stock	—	—

Equity
Common Stock, par value $1 per share
Authorized: 50,000,000 shares
Issued: 22,112,813 shares at September 30, 2013
12,938,157 shares at December 31, 2012	22,113	12,938
Additional paid-in capital	393,871	262,363
Retained (deficit) earnings	(129,305)	(106,110)
	286,679	169,191
Treasury stock: at cost, 110,874 shares at September 30, 2013 and December 31, 2012	(3,019)	(3,019)
Total AV Homes stockholders’ equity	283,660	166,172
Non-controlling interests	15,192	13,704
Total Equity	298,852	179,876
Total Liabilities and Equity	$464,455	$337,871

The following table provides a comparison of certain financial data related to our operations for the nine and three months ended September 30, 2013 and 2012:

	Nine Months		Three Months
	2013	2012	2013	2012
Operating income (loss):
Active adult communities
Revenues
Homebuilding	$35,910	$24,072	$17,304	7,732
Amenity	5,349	5,200	1,988	1,644
Expenses
Homebuilding	30,160	25,467	14,214	10,741
Homebuilding selling, general and administrative	6,380	9,439	1,838	2,838
Amenity	6,177	5,426	2,070	1,599
Segment operating income (loss)	(1,458)	(11,060)	1,170	(5,802)

Primary residential
Revenues
Homebuilding	36,330	21,533	14,658	9,672
Amenity	1,831	1,840	217	625
Expenses
Homebuilding	30,747	20,995	13,029	10,158
Homebuilding selling, general and administrative	3,198	3,295	1,063	1,015
Amenity	1,923	—	536	(1,168)
Segment operating income (loss)	2,293	(917)	247	292

Commercial and industrial and other land sales
Revenues	9,556	20,753	674	8,696
Expenses	5,352	15,592	95	8,248
Segment operating income	4,204	5,161	579	448

Other operations
Revenues	496	367	58	157
Expenses	303	212	119	70
Segment operating income (loss)	193	155	(61)	87

Operating income (loss)	5,232	(6,661)	1,935	(4,975)

Unallocated income (expenses):
Interest income	130	95	96	32
Equity loss from unconsolidated entities	(84)	(117)	(7)	(38)
Loss on extinguishment of debt	—	(1,144)	—	(1,144)
Net (gain)/loss attributable to non-controlling interests	(899)	(1,475)	(899)	(33
Corporate general and administrative expenses	(11,882)	(10,296)	(3,885)	(3,633)
Interest expense	(2,515)	(6,256)	1,020	(1,903)
Other real estate expenses, net	(2,241)	(2,664)	(1,095)	125
(Impairment) reversal of impairment charge of land developed or held for future development	958	(2,861)	958	(14)
Loss before income taxes	(11,301)	(31,379)	(1,877)	(11,583)
Income tax benefit	—	—	—	—
Net loss attributable to AV Homes	$(11,301)	$(31,379)	$(1,877)	(11,583

Data from closings for the active adult and primary residential homebuilding segments for the nine and three months ended September 30, 2013 and 2012 is summarized as follows:

For the nine months ended September 30,	Number of Units	Revenues	Average Price Per Unit
2013
Active adult communities	149	$35,705	$240
Primary residential	161	36,127	$224
Total	310	$71,832	$232
2012
Active adult communities	100	$24,021	$240
Primary residential	104	21,497	$207
Total	204	$45,518	$223

For the three months ended September 30,	Number of Units	Revenues	Average Price Per Unit
2013
Active adult communities	76	$17,257	$227
Primary residential	71	14,634	$206
Total	147	$31,891	$217
2012
Active adult communities	34	$7,731	$227
Primary residential	48	9,674	$202
Total	82	$17,405	$212

Data from contracts signed for the active adult and primary residential homebuilding segments for the nine and three months ended September 30, 2013 and 2012 is summarized as follows:

For the nine months ended September 30,	Gross Number of Contracts Signed	Cancellations	Contracts Signed, Net of Cancellations	Dollar Value	Average Price Per Unit
2013
Active adult communities	292	(39)	253	$60,353	$239
Primary residential	173	(68)	105	25,769	$245
Total	465	(107)	358	$86,122	$241

2012
Active adult communities	169	(46)	123	$30,880	$251
Primary residential	215	(32)	183	41,551	$227
Total	384	(78)	306	$72,431	$237

For the three months ended September 30,
2013
Active adult communities	93	(14)	79	$19,670	$249
Primary residential	49	(24)	25	6,536	$261
Total	142	(38)	104	$26,206	$252

2012
Active adult communities	48	(9)	39	$9,973	$256
Primary residential	68	(8)	60	14,659	$244
Total	116	(17)	99	$24,632	$249

Backlog for the active adult and primary residential homebuilding segments as of September 30, 2013 and 2012 is summarized as follows:

As of September 30,	Number of Units	Dollar Volume	Average Price Per Unit
2013
Active adult communities	167	41,401	$248
Primary residential	66	16,837	$255
Total	233	58,238	$250
2012
Active adult communities	68	18,578	$273
Primary residential	132	29,903	$227
Total	200	48,481	$242